THE VALLEY FORGE FUND

Supplement to Prospectus and
Statement of Additional Information
Dated March 24, 2009

The Valley Forge Fund has appointed a new Transfer Agent and Fund Accounting firm, Mutual Shareholder Services, LLC, and effective May 1, 2009. In addition effective May 1, 2009, the Fund has also appointed a new Fund Custodian, U.S. Bank, N.A.  The change will not affect the status of your account or your investment in The Valley Forge (the “Fund”).

THERE IS NO ACTION REQUIRED ON YOUR PART.

All account applications, investment remittances, redemption requests and written correspondence relating to your investment in the Fund should be directed to the following address effective May 1, 2009:

The Valley Forge Fund

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Effective May 1, 2009, the wire information for the fund has changed, to purchase the fund by wire please call (440) 922-0066 for wire instructions and other important information.

CUSTODIAN

US Bank, 425 Walnut Street, Cincinnati, Ohio 45202 (the "Custodian") has been selected as the Trust's custodian. The Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, the Custodian will receive and deliver cash and securities of the Fund in connection with Fund transactions and collect all dividends and other distributions made with respect to Fund portfolio securities. The Custodian will also maintain certain accounts and records of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE